UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2007 (July 23, 2007)

Trimble Navigation Limited
(Exact name of registrant as specified in its charter)

California	0-18645	94-2802192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)
935 Stewart Drive, Sunnyvale, California, 94085 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 481-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01 Other Events

Dr. Robert S. Cooper, Chairman of the Board of Directors of Trimble Navigation Limited (the “Company”) passed away on July 2, 2007. Dr. Cooper served on the Company’s board since 1989.

On July 23, 2007, the Company’s Board of Directors elected Ulf J. Johansson as its new chairman. Mr. Johansson has served as a director on the Company’s board since 1999.

Also, on July 23, 2007, the Company’s Board of Directors elected Nickolas W. Vande Steeg as its vice chairman. Mr. Vande Steeg has served as a director on the Company’s board since 2003.

The Company has issued a press release in connection with the foregoing, which is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE NAVIGATION LIMITED a California corporation

Dated: July 24, 2007	/s/ Irwin Kwatek Irwin Kwatek Vice President

EXHIBIT INDEX
Exhibit Number Description

99.1	Press Release dated July 24, 2007.